SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 26, 2001
(Date of earliest event reported)



                        Residential Accredit Loans, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          333-60352                 51-0368240
--------                          ---------                 ----------
(State or Other Juris-           (Commission          (I.R.S. Employer
diction of Incorporation)       File Number)       Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000






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                                              -3-

Item 5. Other Events.

        On November 29, 2001, the Registrant will cause the issuance and sale of approximately $265,556,922 initial principal amount of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS17, Class A-1 through Class A-11, Class R-1, Class R-II, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

               In connection with the expected sale of the Series 2001-QS17, Class A-1 through Class A-11, Class A-P, Class A-V, and Class R-1 and Class R-II, other than a de minimis portion of the Class R Certificates, (the "Underwritten Certificates") to Bear Stearns & Co. Inc. (the "Underwriter"); the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-60352, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover sheet dated as of November 26, 2001. THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.



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               In addition,  the actual  characteristics  and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits


                            ITEM 601(A) OF
EXHIBIT NO.                 REGULATION S-K             DESCRIPTION
                            EXHIBIT NO.

            1                          99              Computational Materials


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                RESIDENTIAL ACCREDIT LOANS, INC.

                                By:           /s/ Randy Van Zee
                                Name:         Randy Van Zee
                                Title:        Vice President




Dated: November 26, 2001


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                                         EXHIBIT INDEX


              Item 601 (a) of   Sequentially
Exhibit       Regulation S-K    Numbered
Number        Exhibit No.       Description                     Page
-------       -----------       ------------------              --------

1               99             Computational Materials     Filed Manually on
                                                           Form SE dated
                                                           November 26, 2001


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                                            EXHIBIT


                                    (Intentionally Omitted)

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